SUPPLEMENT TO PROSPECTUS
The date of this supplement is July 15, 2016.

MFS® Variable Insurance Trust:

MFS® GLOBAL EQUITY SERIES	MFS® RESEARCH SERIES
MFS® GROWTH SERIES	MFS® TOTAL RETURN BOND SERIES
MFS® INVESTORS TRUST SERIES	MFS® TOTAL RETURN SERIES
MFS® MID CAP GROWTH SERIES	MFS® UTILITIES SERIES
MFS® NEW DISCOVERY SERIES	MFS® VALUE SERIES

Effective after the close of business on July 15, 2016, the second paragraph of the sub-section entitled "Disclosure of Portfolio Holdings" in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:
The following information is generally available to you on mfs.com (once you have selected "Individual Investor" as your role, click on "Products & Services," then "Variable Insurance Portfolios," then select the fund's name):

1024027                         1                                                                                               VIT-SUP-I-071516